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                                                                   EXHIBIT 10.19

                              IMCO RECYCLING INC.
                          2000 RESTRICTED STOCK PLAN


     The IMCO Recycling Inc. 2000 Restricted Stock Plan (hereinafter called the "Plan") was adopted by the Board of Directors of IMCO Recycling Inc., a Delaware corporation (hereinafter called the "Company"), effective as of December 13, 2000.

                                   ARTICLE 1
                                    PURPOSE
                                    -------

     The purpose of the Plan is to attract and retain the services of key employees of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of restricted stock that will

          (a)  increase the interest of such persons in the Company's welfare;

          (b) furnish an incentive to such persons to continue their services for the Company;

          (c) provide a means through which the Company may attract able persons as employees; and

          (d) in instances where authorized by the Committee, provide certain key employees additional incentives to make substantial contributions to the Company's growth measured by the attainment of performance goals.

                                   ARTICLE 2
                                  DEFINITIONS
                                  -----------

     For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

     2.1  "Award" means a grant of Restricted Stock under the Plan.

     2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

     2.3  "Board" means the board of directors of the Company.

     2.4 "Change of Control" means the occurrence of any of the following events: (i) there shall be consummated any merger or consolidation pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, or any sale, lease, exchange or other disposition (excluding disposition by way of mortgage, pledge or hypothecation), in one transaction or a series of related transactions, of all or substantially all the assets of the Company (a "Business Combination"), in each case unless, following such Business Combination, the holders of the outstanding Common Stock of the Company immediately prior to such Business Combination beneficially own, directly or indirectly, more than 55% of the outstanding common stock or equivalent equity interests of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the outstanding common stock, (ii) the stockholders of the Company approve any plan or proposal for the complete liquidation or dissolution of the Company, (iii) any "person" (as such term is defined in Section
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3(a)(9) or Section 13(d)(3) under the Securities Exchange Act of 1934 (the "1934
Act") or any "group" (as such term is used in Rule 13d-5 promulgated under the 1934 Act) other than an Employer or a successor of an Employer, or any employee benefit plan of an Employer (including such plan's trustee), becomes a beneficial owner for purposes of Rule 13d-3 promulgated under the 1934 Act, directly or indirectly, of securities of the Company representing 25% or more of the Company's then outstanding common securities having the right to vote in the election of directors, or (iv) during any period of two consecutive years, individuals who, at the beginning of such period constituted the entire Board, cease for any reason (other than death) to constitute a majority of the directors, unless the elections, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period. For purposes of this definition, the term "Company" shall include any successor or assignee of such corporation, which successor or assignee assumes such status other than pursuant to an event or occurrence constituting a Change of Control.

     2.5 "Code" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     2.6 "Compensation Committee" or "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3
                                                                     ---------
of this Plan.

     2.7 "Common Stock" means the common stock, par value $0.10 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

     2.8 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

     2.9 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

     2.10 "Employer" shall mean the Company or any affiliated company or Subsidiary of the Company that adopts the Plan.

     2.11 "Fair Market Value" of the Company's shares of Common Stock means (i) the closing sales price per share on the principal securities exchange or interdealer quotation system on which the Common Stock is then traded or quoted (or if there is no sale on the relevant date, then on the last previous day on which a sale was reported), or (ii) the mean between the closing or average (as the case may be) bid and asked prices per share of Common Stock on the over-the-counter market, whichever is applicable.

     2.12 "Participant" shall mean an Employee of the Company or a Subsidiary to whom an Award is granted under this Plan.

     2.13 "Plan" means this IMCO Recycling Inc. 2000 Restricted Stock Plan, as amended from time to time.

     2.14 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

     2.15  "Restriction Period" shall have the meaning set forth in Section
                                                                    -------
6.5(a) hereof.
------

     2.16 "Retirement" means any Termination of Service solely due to retirement after attaining age 65, or permitted early retirement as determined by the Committee.

     2.17 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partner

                                      -2-
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interests and a majority of the limited partners' interests entitled to vote on the removal and replacement of the general partner, and (iii) any general partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "subsidiaries" means more than one of any such corporations, limited partnerships, general partnerships or limited liability companies.

     2.18 "Termination of Service" occurs when a Participant who is an Employee of the Company or any Subsidiary shall cease to serve as an Employee of the Company and its Subsidiaries, for any reason.

     2.19 "Total and Permanent Disability" means the Participant's total and permanent disability, as that term is described in Section 22(e) of the Code.

                                   ARTICLE 3
                                ADMINISTRATION
                                --------------

     The Plan shall be administered by the Compensation Committee of the Board (or a subcommittee thereof) or another committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

     The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

     The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, the Date of Grant and such other terms, provisions, limitations, and performance requirements (if any), as are approved by the Committee, but not inconsistent with the Plan.

     The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

                                   ARTICLE 4
                                  ELIGIBILITY
                                  -----------

     Employees who are eligible to participate in the Plan (including an Employee who is also a director or an officer) are those Employees whom the Committee determines are key Employees. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee or potential Employee of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to existing Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, all Awards shall not be required to contain the same or similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees or potential Employees, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Employees who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5
                            SHARES SUBJECT TO PLAN
                            ----------------------

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     Subject to adjustment as provided in Articles 9 and 10, the maximum number
                                          -----------------
of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is (a) Three Hundred Thousand (300,000) shares; plus (b) any shares of Common Stock previously subject to Awards which are forfeited, terminated, settled in cash in lieu of Common Stock, or exchanged for other awards that do not involve Common Stock. Shares to be issued or delivered shall be made available only from Common Stock held by the Company in its treasury or Common Stock purchased by the Company on the open market or otherwise.

                                   ARTICLE 6
                                GRANT OF AWARDS
                                ---------------

     6.1 In General. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Award being granted, the total number of shares of Common Stock subject to the Award, the Date of Grant, and such other terms, provisions, limitations, and performance objectives (if any), as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

     If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of 30 days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

     6.2 Maximum Individual Grants. No Participant may receive, during any fiscal year of the Company, Awards covering an aggregate of more than Fifty Thousand (50,000) shares of Common Stock.

     6.3  Award Agreement.  The Committee shall set forth in the related Award
Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified performance goals (if applicable) of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or any other criteria, which the Committee determines must be met in order to remove any restrictions on (including vesting of) such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan. The provisions of a Restricted Stock Award need not be the same with respect to each Participant.

     6.4 Custody of Shares; Legend on Shares. Each Participant who is awarded Restricted Stock shall be issued a stock certificate or certificates in respect of such shares of Common Stock. Such certificate(s) shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 13.8 of the Plan. The Committee may
                             ------------
require that the stock certificates evidencing shares of Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that the Participant deliver to the Committee a stock power or stock powers, endorsed in blank, relating to the shares of Restricted Stock.

     6.5 Restrictions and Conditions. Shares of Restricted Stock shall be subject to the following restrictions and conditions:

          (a)  No Disposition During Restriction Period. Subject to the other
               ----------------------------------------
     provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign, or otherwise dispose of shares of Restricted Stock. The Restriction Period for shares of Restricted Stock shall commence on the Date of Grant of such shares and, subject to Article
                                                                        -------
     10 of the Plan, shall expire upon satisfaction of the conditions set forth
     --
     in the Award Agreement; such conditions may provide for vesting based on
     (i) length of continuous service, (ii) achievement of specific business objectives, (iii)

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     increases in specified indices, (iv) attainment of specified growth rates, or (v) other comparable measurements of Company performance (or that of any Subsidiary or division thereof), as may be determined by the Committee in its sole discretion.

          (b)  Rights During Restriction Period. Except as provided in
               --------------------------------
     paragraph (a) above or herein below, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company. The Participant shall not be entitled to receive any dividends with respect to nonvested shares of Restricted Stock during the Restriction Period and no dividends shall accrue with respect thereto. The Participant shall be entitled to vote the shares of Restricted Stock during the Restriction Period to the same extent as would have been applicable to the Participant if the Participant was then vested in the shares; provided, however, that the Participant shall not be entitled to vote the shares with respect to record dates occurring prior to the Date of Grant, or with respect to record dates occurring on or after the date, if any, on which the Participant has forfeited the Restricted Stock.

          (c)  Lapse of Restrictions. Certificates for shares of Common Stock
               ---------------------
     free of restriction under this Plan shall be delivered to the Participant promptly after, and only after, the particular Restriction Period shall expire as a result of satisfaction of the conditions set forth in the Award Agreement.

          (d)  Forfeiture. Subject to the provisions of the particular Award
               ----------
     Agreement, upon Termination of Service for any reason other than the Participant's death, Total and Permanent Disability, or Retirement during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In addition, an Award Agreement may provide for forfeiture of shares of Restricted Stock upon the occurrence of other events, including failure to achieve certain goals or objectives during a specified period of time. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Company shall, as soon as practicable after the event causing forfeiture (but in any event within five (5) business days), pay to the Participant, in cash, an amount equal to the total consideration paid by the Participant for such forfeited shares. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company. Certificates for the shares of Common Stock forfeited under the provisions of the Plan and the applicable Award Agreement shall be promptly returned to the Company by the forfeiting Participant. Each Award Agreement shall require that (i) each Participant, by his or her acceptance of Restricted Stock, irrevocably grants to the Company a power of attorney to transfer to the Company any shares so forfeited, and agrees to execute any documents or instruments (including stock powers) requested by the Company in connection with such forfeiture and transfer, and (ii) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

                                   ARTICLE 7
                          AMENDMENT OR DISCONTINUANCE
                          ---------------------------

     Subject to the limitations set forth in this Article 7, the Board may at
                                                  ---------
any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 7 shall adversely
                                                    ---------
affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore granted under the Plan without the consent of the affected Participant.

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                                   ARTICLE 8
                                     TERM
                                     ----

     The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on December 13 , 2010, but Awards granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 9
                              CAPITAL ADJUSTMENTS
                              -------------------

     If at any time while the Plan is in effect, or Awards are outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (a) the declaration or payment of a stock dividend, (b) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (c) other increase or decrease in such shares of Common Stock effected without receipt of any consideration by the Company, then and in such event:

           (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan and in the maximum number of shares of Common Stock that may be awarded to a Participant to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

           (ii) Appropriate adjustments shall be made in the number of outstanding shares of Restricted Stock with respect to which the applicable Restriction Period has not expired prior to any such change.

     Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights, options, or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of outstanding shares of Restricted Stock.

     Upon the occurrence of each event requiring an adjustment with respect to any Award, the Company shall mail to each affected Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 10
                         RECAPITALIZATION, MERGER AND
                       CONSOLIDATION; CHANGE IN CONTROL
                       --------------------------------

     10.1 Right of the Company. The existence of this Plan and Awards granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.2 Merger, Consolidation if the Company is Survivor. Subject to any required action by the stockholders (and except as otherwise provided in Section
                                                                         -------
10.3 below), if the Company shall be the surviving or resulting corporation in
----
any merger, consolidation or share exchange, any Award granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Award would have been entitled.

     10.3 Merger, Consolidation if the Company is Not Survivor. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation (or the Company is the surviving entity but the Common Stock of the Company is exchanged for cash, property, securities or other consideration of or from any other entity), there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Awards, (i) that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated entity which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, or (ii) such number of shares of stock, or other securities, or such amount of cash, property or assets (or any combination thereof) as proportionate in value as reasonably practicable to the consideration distributed or distributable to the stockholders of the Company with respect to each share of Common Stock held by them.

     10.4 Change of Control. In the event of a Change of Control, the acceleration of vesting of nonvested shares of Restricted Stock and the expiration of the Restriction Period(s) with respect thereto shall be governed by the provisions of the applicable Award Agreement.

                                  ARTICLE 11
                          LIQUIDATION OR DISSOLUTION
                          --------------------------

     In case the Company shall, at any time while any Award under this Plan shall be in force and its Restriction Period remains unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be thereafter entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Award, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

                                  ARTICLE 12
                          AWARDS IN SUBSTITUTION FOR
                     AWARDS GRANTED BY OTHER CORPORATIONS
                     ------------------------------------

     Awards may be granted under the Plan from time to time in substitution for similar instruments held by employees of a corporation who become or are about to become key Employees of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

                                  ARTICLE 13
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     13.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Award granted or the shares of Common Stock to be transferred to the Participants are being acquired for investment and not with a view to their distribution.

     13.2 No Right to Continued Employment. Neither the Plan nor any Award granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

     13.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee, and each officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

     13.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

     13.5  Compliance With Other Laws and Regulations.   Notwithstanding
anything contained herein to the contrary, the Company shall not be required to issue or deliver shares of Common Stock under any Award if the issuance or delivery thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or the rules of any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded; and, as a condition of any sale or issuance of shares of Common Stock under an Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant of Awards hereunder, and the obligation of the Company to deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

     13.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company an amount that will satisfy the minimum amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock.

     13.7 Use of Proceeds. Proceeds from any sale of shares of Common Stock pursuant to Awards granted under this Plan shall constitute general funds of the Company.

     13.8 Legend. In the event that the stock certificate or certificates representing shares of Restricted Stock issued to a Participant are not held in custody by the Company pursuant to Section 6.4, such certificate(s) so held by the Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof :

           On the face of the certificate:

           "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

           On the reverse:

           "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with the terms of the IMCO Recycling Inc. 2000 Restricted Stock Plan, a copy of which is on file at the principal executive offices of the Company in Irving, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

     The following legend shall be inserted on each certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

           "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

     A copy of this Plan shall be kept on file in the principal executive offices of the Company in Irving, Texas.


     IN WITNESS WHEREOF, the Company has caused this instrument to be executed pursuant to action taken by the Board.

                                        IMCO Recycling Inc.


                                        By:__________________________

                                        Name:________________________

                                        Title:_______________________

                                       9